                                                                     Exhibit 99


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Chemical Bank, Trustee                                                                  Determination Date:
Manufactured Housing Contracts                                                          Remittance Date:
Senior/Subordinated Pass-Through Certificates Series 1996B                              For the Period Ended:
Chemical Bank, Trustee                                                                  Determination Date:
Manufactured Housing Contracts                                                          Remittance Date:
Senior/Subordinated Pass-Through Certificates Series 1996B                              For the Period Ended:

Information for Clauses (a) through (e), Section 7.01
                                                                                        Class A-1         Class A-2
(a) Class A and Class B Distribution Amounts                                              900,932.04        165,939.37

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                                                           393,342.68
    (b) Partial Prepayments Received                                                       29,405.43
    (c) Principal Payments in Full (Scheduled Balance)                                    319,432.67
    (d) Liquidated Contract Scheduled Balance                                                   0.00
    (e) Section 3.05 Purchase Scheduled Balance                                                 0.00
    (f)  Previously Undistributed Shortfalls in (a) through (e)                                 0.00
                                                                                    ----------------  ----------------
 Total Principal Distribution                                                             742,180.68              0.00

(c) Interest Distribution                                                                 158,751.36        165,939.37
    Unpaid Interest Shortfall                                                                   0.00              0.00
                                                                                    ----------------  ----------------
 Total Interest Distribution                                                              158,751.36        165,939.37

(d) Beginning Class A and Class B Principal Balance                                    29,765,879.99     29,610,000.00
    Less: Principal Distribution                                                          742,180.68              0.00
                                                                                    ----------------  ----------------
    Remaining Class A and Class B Principal Balance                                    29,023,699.31     29,610,000.00

(e) Fees Due Servicer                                                                                       Pool Factor
    Monthly Servicing Fee                                                                 141,340.50         (h)
    Section 8.06 Reimbursement Amount                                                           0.00         Class A-1
    Section 6.02 Reimbursement Amount                                                      10,000.00         Class A-2
    Reimburseable Fees                                                                          0.00         Class A-3
                                                                                    ----------------         Class A-4
 Total Fees Due Servicer                                                                  151,340.50         Class A-5
                                                                                                             Class A-6
                                                             No. of                 Unpaid Principal         Class B-1
(f) Delinquency                                             Contracts                    Balance             Class B-2

                     31-59 Days Delinquent                         61                      1,486,965
                     60-89 Days Delinquent                         13                        271,513
                      90+ Days Delinquent                           2                         81,707

(g) Section 3.05 Repurchases                                                                    0.00


(i) Class R Distribution Amount                                                           155,733.52
    Reposession Profits                                                                         0.00

(j) Principal Balance of Contracts in Repossession                                              0.00

(k) Aggregate Net Liquidation Losses                                                            0.00

(l) (x) Class B-2 Formula Distribution Amount                                              42,652.50
    (y) Remaining Amount Available                                                        198,386.02
                                                                                    ----------------
    Amount of (x) over (y)                                                                      0.00

(m) Class B-2 Liquidation Loss Amount                                                           0.00

(n) Guarantee Payment                                                                           0.00

(o) Unadvanced Shortfalls                                                                       0.00

(p) Number of units repossessed                                                                    0

(q) Principal Prepayments paid                                                            348,838.00

(r) Scheduled Principal Payments                                                          393,342.68

(s) Weighted Average Interest Rate                                                             12.00%

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Chemical Bank, Trustee                                                       02-Oct-96
Manufactured Housing Contracts                                               07-Oct-96
Senior/Subordinated Pass-Through Certificates Series 1996B                   25-Sep-96
Chemical Bank, Trustee                                                       02-Oct-96
Manufactured Housing Contracts                                               07-Oct-96
Senior/Subordinated Pass-Through Certificates Series 1996B                   25-Sep-96

Information for Clauses (a) through (s), Section 7.01
                                                                              Class A-3         Class A-4        Class A-5
(a) Class A and Class B Distribution Amounts                                  120,818.63         76,366.67       108,980.81

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                       ----------------- ----------------- ----------------
 Total Principal Distribution                                                       0.00              0.00             0.00

(c) Interest Distribution                                                     120,818.63         76,366.67       108,980.81
    Unpaid Interest Shortfall                                                       0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
 Total Interest Distribution                                                  120,818.63         76,366.67       108,980.81

(d) Beginning Class A and Class B Principal Balance                        20,786,000.00     12,640,000.00    17,379,000.00
    Less: Principal Distribution                                                    0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                        20,786,000.00     12,640,000.00    17,379,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                    Pool Factor                     Original Balance
    Section 8.06 Reimbursement Amount                                         0.90868062                      31,944,000.00
    Section 6.02 Reimbursement Amount                                         1.00000000                      29,610,000.00
    Reimburseable Fees                                                        1.00000000                      20,786,000.00
                                                                              1.00000000                      12,640,000.00
 Total Fees Due Servicer                                                      1.00000000                      17,379,000.00
                                                                              1.00000000                      11,030,000.00
                                                                              1.00000000                       8,272,000.00
(f) Delinquency                                                               1.00000000                       6,204,000.00

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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Chemical Bank, Trustee
Manufactured Housing Contracts
Senior/Subordinated Pass-Through Certificates Series 1996B
Chemical Bank, Trustee
Manufactured Housing Contracts
Senior/Subordinated Pass-Through Certificates Series 1996B

Information for Clauses (a) through (e), Section 7.01
                                                                            Class A-6        Class B-1        Class B-2
(a) Class A and Class B Distribution Amounts                                72,154.58         53,251.00        42,652.50

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                    ----------------- ----------------- ----------------
 Total Principal Distribution                                                    0.00              0.00             0.00

(c) Interest Distribution                                                   72,154.58         53,251.00        42,652.50
    Unpaid Interest Shortfall                                                    0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
 Total Interest Distribution                                                72,154.58         53,251.00        42,652.50

(d) Beginning Class A and Class B Principal Balance                     11,030,000.00      8,272,000.00     6,204,000.00
    Less: Principal Distribution                                                 0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                     11,030,000.00      8,272,000.00     6,204,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                       Rate
    Section 8.06 Reimbursement Amount                                           6.400%
    Section 6.02 Reimbursement Amount                                           6.725%
    Reimburseable Fees                                                          6.975%
                                                                                7.250%
 Total Fees Due Servicer                                                        7.525%
                                                                                7.850%
                                                                                7.725%
(f) Delinquency                                                                 8.250%

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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Chemical Bank, Trustee                                                          Detetermination Date:             02-Oct-96
Manufactured Housing Contracts                                                  Remittance Date:                  07-Oct-96
Senior/Subordinated Pass-Through Certificates Series 1996B                      For the Period Ended:             25-Sep-96





                   Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                   1,814,482.99
     Certificate Account Balance at Monthly Cutoff-SubServicer                    110,388.87
(ii) Monthly Advance made                                                               0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                6,921.81
(iii)Section 5.05 Certificate Fund Income-SubServicer                                 287.90
(v) Principal due Holders                                                               0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                    82,911.95
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                        0.00
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                            0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                              0.00
   (iii) Monthly Servicing Fee                                                    141,340.50
   (iv)  Reimburseable Liquidation Expenses                                        10,000.00
   (v)   Section 6.04 (c) reimbursement                                                 0.00
   (vi)  Section 8.06 reimbursement                                                     0.00
   (vii) Amounts not required to be deposited-SubServicer                               0.00

Total Due Servicer                                                                151,340.50

Available Distrubution Amount-Vanderbilt                                        1,586,152.35
Available Distrubution Amount-SubServicer                                         110,676.77
To Class A and B                                                                1,541,095.60

Monthly Excess Cashflow                                                           155,733.52

Weighted Average Remaining Term (months)                                              178.28

    Scheduled Balance Computation


    Prior Month Balance                                                       135,686,879.99


    Current Balance                                    134,987,541.59
                  Adv Principal                             18,296.43
                  Del Principal                             61,138.71
    Pool Scheduled Balance                                                    134,944,699.31


    Principal Payments in Full                             319,432.57
    Partial Prepayments                                     29,405.43

    Scheduled Principal                                    393,342.68


    Collateral Balance                                                        134,987,541.69

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